UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2009


                             DENARII RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-135354               98-0491567
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)


                               502 E. John Street
                            Carson City, Nevada 89706
                    (Address of principal executive offices)


                                 (352) 361-1659
                        (Telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

FORWARD SPLIT OF COMMON STOCK

On March 17, 2009, the Company completed a forward stock split of its common stock on a ratio of six shares for every one share of the Company. The record date of the forward stock split was March 13, 2009, the payment date of the forward split was March 16, 2009, and the ex-dividend date of the forward split was March 17, 2009. The forward split was payable as a dividend, thereby requiring no action by shareholders, nor any amendment to the articles of incorporation of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DENARII RESOURCES INC.


Date: March 18, 2009               By: /s/ Stuart A. Carnie
                                       -----------------------------------------
                                       STUART A. CARNIE
                                       Chief Executive Officer, Chief Financial
                                       Officer, President, Secretary, Treasurer
                                       and Director (Principal Executive Officer
                                       and Principal Accounting Officer)

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